SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

August 8, 2003
Date of Report (Date of earliest event reported)

REDWOOD TRUST, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-13759	68-0329422

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

591 Redwood Highway Suite 3100 Mill Valley, California	94941

(Address of Principal Executive Offices)	(Zip Code)

(415) 389-7373

(Registrant’s Telephone Number,
Including Area Code)

INFORMATION TO BE INCLUDED IN THE REPORT
Item 7(c). Exhibit
Item 12. Results of Operation and Financial Condition
SIGNATURE
Exhibit Index
Exhibit 99.1

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7(c). Exhibit

          99.1 Press Release, dated August 8, 2003 “Redwood Trust, Inc. Declares Third Quarter Regular Common Dividend”.

Item 12. Results of Operation and Financial Condition

     Redwood Trust, Inc. is hereby furnishing, as an Exhibit to this current report on Form 8-K, a copy of its common stock dividend release for the third quarter of 2003, publicly released on August 8, 2003.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 8, 2003

REDWOOD TRUST, INC.

	By:	/s/ Harold F. Zagunis

Harold F. Zagunis
Vice President, Chief Financial Officer, Treasurer and Secretary

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Exhibit Index

Exhibit Number

99.1	Press Release dated August 8, 2003 “Redwood Trust, Inc. Declares Third Quarter Regular Common Dividend”.

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